SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




                      Date of Report:  October 2, 1997




                        EASTERN UTILITIES ASSOCIATES
          (Exact name of registrant as specified in this charter)


           Massachusetts                 1-5366          04-1271872
    (State or other jurisdiction of    (Commission    (I.R.S.  Employer
   incorporation or organization)     File Number)   Identification No.)


     One Liberty Square, Boston, Massachusetts                02109
     (Address of principal executive offices)               (Zip Code)


Item 5.   Other Events.

In a press release dated October 1, 1997, Eastern Utilities Associates (EUA) and an affiliate of Duke Energy Corp. (Duke) announced that they are terminating their joint venture, which was formed in 1995, to engage in power marketing and other energy-related services throughout New England. Financial terms of the agreement were not disclosed, but EUA anticipates a one-time positive impact on its third-quarter financial results from the termination. The amount of the gain has not yet been finally determined.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit 99  Press Release dated October 1, 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN UTILITIES ASSOCIATES
                                            (Registrant)


                                   By:  /s/ John R. Stevens
                                        ----------------------
                                        John R. Stevens
                                        President



Date:  October 2, 1997